Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2024
Property and Equipment, Net
Schedule of components of property and equipment, net

	December 31,
	2024	2023
Computer equipment	$1,548,538	$1,672,315
Computer software	5,123,755	4,980,196
Equipment	4,827	5,250
Furniture and fixtures	163,756	177,831
Leasehold improvements	687,024	747,436
Total	7,527,900	7,583,028
Less: Accumulated depreciation and amortization	(6,757,352)	(6,126,438)
Total	$770,548	$1,456,590